EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT



We consent to the  incorporation  by reference in  Registration  Statements  No.
33-72086,  No.  33-86040  and  No.  333-05643  of  The  Talbots,  Inc.  and  its
subsidiaries on Forms S-8 of our report dated March 25, 1997, appearing in the Annual Report on Form 10-K of The Talbots, Inc. and its subsidiaries for the year ended February 1, 1997.





/S/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
July 18, 1997